UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Natural Resources Fund

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Natural Resources Fund

SEMIANNUAL REPORT March 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Natural Resources Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Natural Resources Fund, covering the six-month period from October 1, 2018 through March 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. In October, equity markets experienced a sharp sell-off, stimulated in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped trigger a rebound across equity markets. In a similar vein, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve through the end of 2018. Corporate bonds were also affected by growth and leverage concerns, causing reduced liquidity, increased spreads, and falling prices through the end of the calendar year. Bond markets rebounded in January after encouraging comments by the Fed, and many indices continued to experience positive returns throughout February and March.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of change.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2018 through March 31, 2019, as provided by Robin Wehbé, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended March 31, 2019, Dreyfus Natural Resources Fund’s Class A shares produced a total return of -12.46%, Class C shares returned -12.74%, Class I shares returned -12.34%, and Class Y shares returned -12.28%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of -1.72% for the same period.2 The S&P Global Natural Resources Index, which more closely reflects the fund’s composition, returned -6.48% for the reporting period.3

Stocks provided negative returns over the reporting period, resulting from market volatility in the fourth quarter of 2018, which was fueled by geopolitical, trade and economic uncertainty. The fund trailed the Index and the S&P Global Natural Resources Index due in part to allocation and security-selection decisions in the U.S. upstream oil production and metals and mining industries.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of companies in natural resources and natural resource-related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology, and services relating to natural resources.

The fund invests in growth and value stocks and typically will maintain exposure to the major natural resources sectors. Using fundamental research and direct management contact, the portfolio managers seek stocks of companies with strong positions in their natural resources sector, sustained achievement records, and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the fund may invest in companies of any market capitalization. The fund may invest in foreign securities, including emerging market securities, without limitation.

A Tale of Two Markets

Markets delivered two drastically different periods of behavior over the six months but lost ground over the reporting period as a whole. Through early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when beliefs that the U.S. Federal Reserve (the “Fed”) would continue to increase interest rates alarmed investors. In December, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB)

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

would proceed with its plan to conclude stimulus measures in January despite moderating growth rates. During this period, the price of oil fell dramatically, taking with it the stock prices of many energy companies.

January marked a turnaround in markets. News of a potential trade deal between the U.S. and China helped fuel investor optimism as equity prices recovered. Furthermore, the ECB announced it would provide additional stimulus to support the Eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and many equities maintained an upward trajectory during the months of February and March.

Security Selection Drove Fund Performance

The fund underperformed its primary and secondary benchmarks during the volatile period. The longer-term, cycle-dependent, decision-making process of the team will often lead to underperformance in volatile periods since they are not tactical, short-term allocators. During the six months, many positions within energy hurt relative performance. In particular, U.S. upstream operation companies, metals and mining companies, and integrated energy companies provided a headwind. Names such as Anadarko Petroleum, EOG Resources, and Continental Resources were among the top overall detractors. Another top individual detractor was a position in Vale. Shares of the Brazil-based metals and mining company slid during the period after a mine spill. We have since closed the position and reallocated into Anglo American, which saw price appreciation during the period. However, due to the timing of the transition, we did not participate in much of the price increase, hurting benchmark-relative results.

Conversely, stock selection and allocation decisions within the forest products sector was beneficial to relative returns, as was an underweight to steel. Packaging company Ball was among the top contributors to results. The defensively positioned company stood up well during the fourth-quarter market volatility and its price appreciation continued through the end of the period. A position in Brazil-based paper products company Suzano Papel e Celulose was also among the top contributors to relative results.

Finding Opportunities Amid Volatility

We continue to identify what we believe are attractive investment opportunities in an environment of slowing economic growth and volatile commodity prices. Uncertainty abounds in areas like Venezuela and Iran. It is unclear whether or not the Organization of the Petroleum Exporting Countries (OPEC) will extend or terminate its production cuts. We believe that this uncertainty may be constraining supply, which can be supportive of prices, particularly during periods of high demand like the summer driving season. During the reporting period, we reduced our exposure to international upstream energy companies, metals and mining companies, and U.S. upstream energy companies. We increased our exposure to integrated energy companies and precious metals.

April 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2020, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and domestic and international politics. Interest rates, commodity prices, economic, tax, and energy developments, and government regulations may affect the supply and demand for natural resources and the share prices of companies in the sector.

Securities of companies within specific natural resources sectors can perform differently from the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments which affect those sectors emphasized by the fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks are greater with emerging market countries than with more economically and politically established foreign countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from October 1, 2018 to March 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.66	$9.01	$4.44	$3.84
Ending value (after expenses)	$875.40	$872.60	$876.60	$877.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.09	$9.70	$4.78	$4.31
Ending value (after expenses)	$1,018.90	$1,015.31	$1,020.19	$1,020.84

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.93% for Class C, .95% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.2%
Agricultural Products - 5.0%
Archer-Daniels-Midland	425,959		18,371,612
Commodity Chemicals - 1.2%
Tokai Carbon	346,500	[a]	4,350,796
Copper - 3.1%
Freeport-McMoRan	902,851		11,637,749
Diversified Metals & Mining - 11.3%
Anglo American	594,806	[a]	15,970,230
Compass Minerals International	88,540	[a]	4,813,920
Rio Tinto	298,688		20,834,359
			41,618,509
Environmental & Facilities Service - 3.0%
Casella Waste Systems, Cl. A	160,436	[b]	5,705,104
Covanta Holding	322,005		5,573,907
			11,279,011
Fertilizers & Agricultural Chemicals - 9.8%
Mosaic	471,303		12,871,285
Nutrien	440,660		23,240,705
			36,111,990
Gold - 10.3%
Barrick Gold	900,349		12,342,870
Newcrest Mining	695,317		12,563,606
Newmont Mining	365,371	[a]	13,069,321
			37,975,797
Heavy Electrical Equipment - 2.1%
Vestas Wind Systems	90,178		7,595,295
Industrial Gases - 1.4%
Linde	29,590		5,182,874
Integrated Oil & Gas - 24.8%
BP	2,571,748		18,773,665
Galp Energia	461,410	[b]	7,387,331
Lukoil, ADR	90,409		8,104,600
Occidental Petroleum	204,012		13,505,594
OMV	209,774		11,378,085
Petroleo Brasileiro, ADR	584,034		8,351,686
Total	437,910		24,318,337
			91,819,298
Metal & Glass Containers - 3.1%
Ball	198,580		11,489,839
Oil & Gas Exploration & Production - 10.1%
Cairn Energy	131,783	[a,b]	277,793
CNOOC	3,227,000		6,029,565

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.2% (continued)
Oil & Gas Exploration & Production - 10.1% (continued)
Diamondback Energy		55,880		5,673,496
EOG Resources		108,583		10,334,930
Hess		163,894		9,871,336
Pioneer Natural Resources		32,800		4,994,784
				37,181,904
Oil & Gas Refining & Marketing - 5.6%
Marathon Petroleum		137,539		8,231,709
S-Oil		37,089		2,927,315
Valero Energy		113,118		9,595,800
				20,754,824
Oil & Gas Storage & Transportation - 1.5%
Vopak		113,422	[a]	5,433,189
Paper Packaging - 2.6%
Packaging Corporation of America		97,257		9,665,401
Specialty Chemicals - .8%
Livent		245,825		3,018,731
Steel - 1.5%
Steel Dynamics		155,943		5,500,110
Total Common Stocks (cost $328,283,601)				358,986,929
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,179,640)	2.46	6,179,640	[c]	6,179,640

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,248,744)	2.46	3,248,744	[c]	3,248,744
Total Investments (cost $337,711,985)		99.7%		368,415,313
Cash and Receivables (Net)		.3%		993,266
Net Assets		100.0%		369,408,579

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At March 31, 2019, the value of the fund’s securities on loan was $24,915,453 and the value of the collateral held by the fund was $26,172,220, consisting of cash collateral of $3,248,744 and U.S. Government & Agency securities valued at $22,923,476.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Materials	45.1
Energy	42.0
Industrials	5.1
Consumer Staples	5.0
Investment Companies	2.5
99.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/18($)	Purchases($)	Sales($)	Value 3/31/19($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,874,536	96,298,137	93,993,033	6,179,640	1.6	68,237
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	23,013,757	23,013,757	-	.9	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	19,694,578	16,445,834	3,248,744	-	-
Total	3,874,536	139,006,472	133,452,624	9,428,384	2.5	68,237

†  Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Goldman Sachs
United States Dollar	335,806	British Pound	257,070	4/1/19	933
Gross Unrealized Appreciation					933

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,915,453)—Note 1(c):
Unaffiliated issuers	328,283,601	358,986,929
Affiliated issuers	9,428,384	9,428,384
Cash		108,828
Cash denominated in foreign currency	707,887	701,299
Dividends, interest and securities lending income receivable		2,788,840
Receivable for shares of Beneficial Interest subscribed		685,645
Receivable for investment securities sold		620,307
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		933
Unrealized appreciation on foreign currency transactions		174
Prepaid expenses		50,888
		373,372,227
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		279,111
Liability for securities on loan—Note 1(c)		3,248,744
Payable for shares of Beneficial Interest redeemed		302,402
Trustees fees and expenses payable		6,518
Accrued expenses		126,873
		3,963,648
Net Assets ($)		369,408,579
Composition of Net Assets ($):
Paid-in capital		365,237,295
Total distributable earnings (loss)		4,171,284
Net Assets ($)		369,408,579

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	63,334,299	11,207,237	283,723,471	11,143,572
Shares Outstanding	2,203,206	423,005	9,604,695	377,055
Net Asset Value Per Share ($)	28.75	26.49	29.54	29.55

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $234,597 foreign taxes withheld at source):
Unaffiliated issuers	5,749,401
Affiliated issuers	68,237
Income from securities lending—Note 1(c)	108,319
Total Income	5,925,957
Expenses:
Management fee—Note 3(a)	1,404,816
Shareholder servicing costs—Note 3(c)	328,774
Distribution fees—Note 3(b)	46,881
Registration fees	46,086
Professional fees	30,072
Prospectus and shareholders’ reports	23,759
Trustees’ fees and expenses—Note 3(d)	19,165
Custodian fees—Note 3(c)	7,651
Loan commitment fees—Note 2	6,673
Interest expense—Note 2	3,058
Miscellaneous	15,385
Total Expenses	1,932,320
Less—reduction in expenses due to undertaking—Note 3(a)	(6,061)
Net Expenses	1,926,259
Investment Income—Net	3,999,698
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(15,843,339)
Net realized gain (loss) on forward foreign currency exchange contracts	(43,802)
Net Realized Gain (Loss)	(15,887,141)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,715,804)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	933
Net Unrealized Appreciation (Depreciation)	(46,714,871)
Net Realized and Unrealized Gain (Loss) on Investments	(62,602,012)
Net (Decrease) in Net Assets Resulting from Operations	(58,602,314)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Operations ($):
Investment income—net	3,999,698	5,076,707
Net realized gain (loss) on investments	(15,887,141)	13,671,412
Net unrealized appreciation (depreciation) on investments	(46,714,871)	20,756,675
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,602,314)	39,504,794
Distributions ($):
Distributions to shareholders:
Class A	(1,050,131)	(372,999)
Class C	(103,001)	-
Class I	(4,782,985)	(1,539,884)
Class Y	(167,439)	(41,566)
Total Distributions	(6,103,556)	(1,954,449)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	10,481,199	36,612,090
Class C	1,178,782	5,919,345
Class I	94,835,362	172,918,585
Class Y	5,134,654	6,761,659
Distributions reinvested:
Class A	962,026	331,557
Class C	96,436	-
Class I	4,064,593	1,371,055
Class Y	153,573	33,291
Cost of shares redeemed:
Class A	(24,298,338)	(46,239,071)
Class C	(3,519,771)	(3,365,767)
Class I	(96,904,203)	(102,918,446)
Class Y	(2,280,195)	(642,046)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(10,095,882)	70,782,252
Total Increase (Decrease) in Net Assets	(74,801,752)	108,332,597
Net Assets ($):
Beginning of Period	444,210,331	335,877,734
End of Period	369,408,579	444,210,331

	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	368,465	1,143,111
Shares issued for distributions reinvested	32,991	11,033
Shares redeemed	(865,256)	(1,426,270)
Net Increase (Decrease) in Shares Outstanding	(463,800)	(272,126)
Class Ca
Shares sold	42,994	200,920
Shares issued for distributions reinvested	3,580	-
Shares redeemed	(133,337)	(114,977)
Net Increase (Decrease) in Shares Outstanding	(86,763)	85,943
Class Ia
Shares sold	3,205,569	5,183,825
Shares issued for distributions reinvested	135,761	44,428
Shares redeemed	(3,375,597)	(3,129,235)
Net Increase (Decrease) in Shares Outstanding	(34,267)	2,099,018
Class Y
Shares sold	171,744	208,448
Shares issued for distributions reinvested	5,129	1,079
Shares redeemed	(79,241)	(19,405)
Net Increase (Decrease) in Shares Outstanding	97,632	190,122

[a] During the period ended March 31, 2019, 1,125 Class A shares representing $31,931 were exchanged for 1,096 Class I shares and 142 Class C shares representing $3,785 were automatically converted to 132 Class A shares and during the period ended September 30, 2018, 2,045 Class A shares representing $66,581 were exchanged for 1,990 Class I shares and 1,925 Class C shares representing $54,870 were automatically converted to 1,779 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months ended March 31, 2019
		Year Ended September 30,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	33.28	30.04	26.56	23.30	31.73	29.66
Investment Operations:
Investment income—net[a]	.27	.32	.15	.27	.32	.20
Net realized and unrealized gain (loss) on investments	(4.40)	3.05	3.69	3.21	(8.25)	1.87
Total from Investment Operations	(4.13)	3.37	3.84	3.48	(7.93)	2.07
Distributions:
Dividends from investment income—net	(.40)	(.13)	(.36)	(.22)	(.22)	-
Dividends from net realized gain on investments	-	-	-	-	(.28)	-
Total Distributions	(.40)	(.13)	(.36)	(.22)	(.50)	-
Net asset value, end of period	28.75	33.28	30.04	26.56	23.30	31.73
Total Return (%)[b]	(12.46)[c]	11.29	14.52	15.06	(25.38)	6.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	1.28	1.36	1.44	1.47	1.58
Ratio of net expenses to average net assets	1.21[d]	1.28	1.34	1.34	1.34	1.35
Ratio of net investment income to average net assets	1.85[d]	.99	.53	1.12	1.11	.62
Portfolio Turnover Rate	39.53[c]	55.65	94.39	108.16	100.82	102.79
Net Assets, end of period ($ x 1,000)	63,334	88,769	88,293	77,594	51,613	37,158

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended March 31, 2019
		Year Ended September 30,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	30.61	27.70	24.53	21.54	29.42	27.71
Investment Operations:
Investment income (loss)—net[a]	.15	.13	(.05)	.08	.12	(.04)
Net realized and unrealized gain (loss) on investments	(4.06)	2.78	3.41	2.97	(7.67)	1.75
Total from Investment Operations	(3.91)	2.91	3.36	3.05	(7.55)	1.71
Distributions:
Dividends from investment income—net	(.21)	-	(.19)	(.06)	(.05)	-
Dividends from net realized gain on investments	-	-	-	-	(.28)	-
Total Distributions	(.21)	-	(.19)	(.06)	(.33)	-
Net asset value, end of period	26.49	30.61	27.70	24.53	21.54	29.42
Total Return (%)[b]	(12.74)[c]	10.51	13.73	14.21	(25.95)	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[d]	1.96	2.04	2.12	2.16	2.39
Ratio of net expenses to average net assets	1.93[d]	1.96	2.03	2.09	2.08	2.10
Ratio of net investment income (loss) to average net assets	1.15[d]	.42	(.18)	.37	.43	(.14)
Portfolio Turnover Rate	39.53[c]	55.65	94.39	108.16	100.82	102.79
Net Assets, end of period ($ x 1,000)	11,207	15,606	11,741	10,154	9,414	3,714

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended March 31, 2019
		Year Ended September 30,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	34.26	30.91	27.30	23.95	32.59	30.39
Investment Operations:
Investment income—net[a]	.33	.47	.25	.35	.44	.31
Net realized and unrealized gain (loss) on investments	(4.55)	3.09	3.78	3.29	(8.51)	1.89
Total from Investment Operations	(4.22)	3.56	4.03	3.64	(8.07)	2.20
Distributions:
Dividends from investment income—net	(.50)	(.21)	(.42)	(.29)	(.29)	-
Dividends from net realized gain on investments	-	-	-	-	(.28)	-
Total Distributions	(.50)	(.21)	(.42)	(.29)	(.57)	-
Net asset value, end of period	29.54	34.26	30.91	27.30	23.95	32.59
Total Return (%)	(12.34)[b]	11.59	14.85	15.35	(25.19)	7.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	1.00	1.05	1.11	1.17	1.35
Ratio of net expenses to average net assets	.95[c]	1.00	1.05	1.08	1.09	1.10
Ratio of net investment income to average net assets	2.23[c]	1.42	.86	1.40	1.51	.93
Portfolio Turnover Rate	39.53[b]	55.65	94.39	108.16	100.82	102.79
Net Assets, end of period ($ x 1,000)	283,723	330,252	233,080	144,068	58,533	18,463

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended
	March 31, 2019	Year Ended September 30,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	[a]
Per Share Data ($):
Net asset value, beginning of period	34.30	30.94	27.31	23.95	25.37
Investment Operations:
Investment income—net[b]	.40	.55	.41	.43	.07
Net realized and unrealized gain (loss) on investments	(4.61)	3.06	3.65	3.23	(1.49)
Total from Investment Operations	(4.21)	3.61	4.06	3.66	(1.42)
Distributions:
Dividends from investment income—net	(.54)	(.25)	(.43)	(.30)	-
Net asset value, end of period	29.55	34.30	30.94	27.31	23.95
Total Return (%)	(12.28)[c]	11.75	14.98	15.45	(5.60)	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.87	.93	.99	2.54	[d]
Ratio of net expenses to average net assets	.82[d]	.87	.93	.98	1.10	[d]
Ratio of net investment income to average net assets	2.68[d]	1.63	1.38	1.54	3.69	[d]
Portfolio Turnover Rate	39.53[c]	55.65	94.39	108.16	100.82
Net Assets, end of period ($ x 1,000)	11,144	9,583	2,763	414	1

a From September 1, 2015 (commencement of initial offering) to September 30, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Adviser” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	215,964,489	143,022,440††	-	358,986,929
Investment Companies	9,428,384	-	-	9,428,384
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	933	-	933

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At March 31, 2019, the amount of securities transferred between levels equals fair value of exchange traded equity securities shown in Level 2 in the table above. At September 30, 2018, there was no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2019, The Bank of New York Mellon earned $23,781 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $11,540,290 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. The fund has $10,785,777 of short-term capital losses and $754,513 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows: ordinary income $1,954,449. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2019 was approximately $183,500 with a related weighted average annualized interest rate of 3.34%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2018 through February 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $6,061 during the period ended March 31, 2019.

During the period ended March 31, 2019, the Distributor retained $6,918 from commissions earned on sales of the fund’s Class A shares and $10,632 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2019, Class C shares were charged $46,881 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2019, Class A and Class C shares were charged $90,771 and $15,627, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2019, the fund was charged $12,624 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2019, the fund was charged $7,651 pursuant to the custody agreement.

During the period ended March 31, 2019, the fund was charged $6,305 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $234,197, Distribution Plan fees $7,221, Shareholder Services Plan fees $15,797, custodian fees $11,965, Chief Compliance Officer fees $6,305 and transfer agency fees $3,626.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2019, amounted to $147,302,580 and $164,060,253, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	933	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	933	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	933	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs International	933		-	-	933

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2019:

Average Market Value ($)
Forward contracts	161,916

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2019, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $30,704,261, consisting of $38,969,972 gross unrealized appreciation and $8,265,711 gross unrealized depreciation.

At March 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

NOTES

For More Information

Dreyfus Natural Resources Fund

200 Park Avenue
New York, NY 10166

Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLAX Class C: DLDCX Class I: DLDRX Class Y: DLDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6006SA0319

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      May 28, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      May 28, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)